UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2023

Biofrontera Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40943	47-3765675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Presidential Way, Suite 330 Woburn, Massachusetts	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 245-1325

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BFRI	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights		The Nasdaq Stock Market LLC
Warrants to purchase common stock	BFRIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Reaudited Consolidated Financial Statements

As previously reported, on June 16, 2023, Biofrontera Inc. (the “Company”) retained Marcum LLP (“Marcum”) as its independent registered public accounting firm following the resignation of Grant Thornton LLP (“GT”), as was disclosed in the Company’s Current Report on Form 8-K on June 16, 2023 and June 2, 2023, respectively. GT did not advise the Company that it should not rely on its previously issued audit report related to the previously issued consolidated financial statements for the fiscal years ended December 31, 2022 and 2021, as filed on March 13, 2023 with the Securities and Exchange Commission as part of the Company’s Annual Report on Form 10-K for the year ending December 31, 2022 (the “2022 Annual Report”).

In order to preserve flexibility with respect to plans to obtain additional financing to provide the opportunity for the Company to continue as a going concern, Marcum was engaged   to reaudit the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 (the “reaudited Consolidated Financial Statements”), which had previously been audited by GT. The Company also prepared a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations for the fiscal years ended December 31, 2022 and 2021 (the “revised MD&A”) to accompany the reaudited Consolidated Financial Statements.

The reaudited Consolidated Financial Statements and the revised MD&A are fundamentally identical to those corresponding items included in the 2022 Annual Report other than (i) the inclusion of Marcum’s audit report which includes a “going concern” paragraph and related disclosure in the Notes to the reaudited Consolidated Financial Statements and the MD&A, (ii) adjustments to the number of shares of the Company’s common stock and related equity items as a result of the 1-for-20 reverse stock split that was effective on July 3, 2023, (iii) increased detail in connection with the reporting of the Company’s warrant liabilities, including breaking out the expenses of the warrant inducement in July 2022, and (iv) certain other updates to reflect events that occurred subsequent to December 31, 2022 but prior to the completion of Marcum’s reaudit, including the legal claim described below. These adjustments had no impact on the Company’s consolidated operating results, cash flows or equity (other than with respect to the reverse stock split).

Attached as Exhibits 99.1 and 99.2, respectively, are the reaudited Consolidated Financial Statements and the revised MD&A. This Form 8-K is being filed only for the purposes described above, and all other information in the 2022 Annual Report remains unchanged. Except for the matters noted above, Exhibits 99.1 and 99.2 to this Current Report do not reflect events occurring after the Company filed its 2022 Annual Report. Information contained in Exhibits 99.1 and 99.2 should be read in conjunction with and as a supplement to information contained in the 2022 Annual Report.

Legal Claim

On September 13, 2023, Biofrontera was served with a complaint filed in United Stated District Court for the District of Massachusetts by DUSA Pharmaceuticals, Inc., Sun Pharmaceutical Industries, Inc., and Sun Pharmaceutical Industries LTD (collectively “DUSA” or “Plaintiffs”) in which DUSA alleges breach of contract, violation of the Lanham Act, and unfair trade practices. All claims stem from allegations that Biofrontera has promoted its Ameluz product in a manner that is inconsistent with its approved FDA labeling. The Company denies the Plaintiffs’ claims and intends to defend these matters vigorously.

Though this complaint was originally filed in the U.S. District Court for the District of Massachusetts, this matter has been transferred by agreement of the parties to the U.S. District Court for the District of New Jersey.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Such statements include statements regarding the timeline for regulatory review and approval of our products, the availability of funding sources for continued development of such products, and other statements that are not historical facts, including statements which may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond our control. Actual results may differ materially from the expectations contained in the forward-looking statements.

We do not undertake to publicly update or revise our forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

23.1	Consent of Marcum LLP, independent registered public accounting firm
99.1	Consolidated Financial Statements for the years ended December 31, 2022 and 2021
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 2022 and 2021
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2023 (Date)	Biofrontera Inc. (Registrant)

/s/ E. Fred Leffler III
E. Fred Leffler III
Chief Financial Officer